UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          June 15, 1998 (June 12, 1998)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                        1-9076                   13-3295276
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(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)            File Number)             Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press release dated June 12, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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                  20.      Press release of Registrant dated June 12, 1998.






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                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FORTUNE BRANDS, INC.
                                           --------------------
                                               (Registrant)


                                           By       Charles H. McGill
                                              --------------------------------
                                              Charles H. McGill
                                              Senior Vice President -
                                                Corporate Development


Date:  June 15, 1998


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                                  EXHIBIT INDEX



                                                              Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


  20.             Press release of Registrant dated
                  June 12, 1998.